SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2008
THE WALKING COMPANY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22963	52-1868665
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 Gray Avenue, Santa Barbara, CA	93101
(Address of Principal Executive Offices)	(Zip Code)

(805) 963-8727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed, since last report)

Item 5.02.	Departure of Directors or Prinicpal officers; Election of Directors; Appointment of Principle Officers

Effective March 5, 2009, Skip R. Coomber, III and Steven C. Good have resigned from The Walking Company Holdings, Inc.’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WALKING COMPANY HOLDINGS, INC.

Dated: March 13, 2009	By:	/s/ Anthony J Wall
[Anthony J Wall]
[Secretary]